UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2024

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CNTM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Conversion Agreements

The Subsequent September 2024 Conversion Agreements

As previously disclosed, in September 2024, ConnectM Technology Solutions, Inc., (the “Company”) Company entered into a Note Conversion Agreement dated as of September 12, 2024, by and between the Company and Sri Sid LLC and  a Note Conversion Agreement dated as of September 12, 2024, by and between the Company and Arumilli LLC. In addition, in September 2024, the Company entered into each of the following agreements: (a) a Note Conversion Agreement dated as of September 12, 2024, by and between the Company and Sree Nalla, an individual; (b) a Note and Payable Conversion Agreement dated as of September 24, 2024, by and between the Company and IT Corpz Inc.; and (c) a Note Conversion Agreement dated as of September 24, 2024, by and between the Company and Monterrey Acquisition Sponsor LLC (collectively, the “Subsequent September 2024 Conversion Agreements”). Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Subsequent September 2024 Conversion Agreements which are filed as exhibits hereto.

Pursuant to the Subsequent September 2024 Conversion Agreements the Holders have agreed to convert their debt instruments into up to an aggregate of 802,271 shares (the “Subsequent September 2024 Conversion Shares”) of the Company’s Common Stock, at a conversion price of $2.00 per share (the “September 2024 Conversion Price”) subject to adjustment, as set forth below.

If, on the date (the “September 2024 Reset Date”) that is the earlier of (A) the date that is six months from the date of the agreement and (B) the date of the initial filing of this registration statement, the Reset Price is less than $2.00 per share, then the Company shall issue to the Holder an additional number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of (A) the September 2024 Conversion Price less the Reset Price and (B) the Subsequent September 2024 Conversion Share amount by (ii) the Reset Price.

“Reset Price” means, with respect to one share of Common Stock, the greater of (A) the volume weighted average price of the Common Stock on the principal market for the Common Stock during the period beginning at 9:30:01 a.m., New York time and ending at 4:00:00 p.m. New York time over the five (5) trading days immediately preceding the September 2024 Reset Date and (B) $1.25 (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events).

On December 27, 2024, the following shares of Company Common Stock were issued to Holders pursuant to the Subsequent September 2024 Conversion Agreements:

Holder	Shares
Sree Nalla	189,375
IT Corpz Inc	269,648
Monterrey Acquisition Sponsor LLC	343,248

The foregoing description of the Subsequent September 2024 Conversion Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.xx

The November 2024 Conversion Agreements

On November 13, 2024, the Company entered into each of the following conversion agreements: (a) a Debt Conversion Agreement dated as of November 13, 2024, by and between the Company and MZHCI, LLC. and (b) a Debt Conversion Agreement dated as of November 13, 2024, by and between the Company and George A. Neighoff, an individual (collectively, the “November 2024 Conversion Agreements”). Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the November 2024 Conversion Agreements which are filed as exhibits hereto.

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Pursuant to the November 2024 Conversion Agreements the Holders have agreed to convert their debt instruments into an aggregate of 208,000 shares (the “November 2024 Conversion Shares”) of the Company’s Common Stock, at a conversion price of $1.25 per share (the “November 2024 Conversion Price”) subject to adjustment.

On December 27, 2024, the following shares of Company Common Stock were issued to Holders pursuant to the November 2024 Conversion Agreements:

Holder	Shares
MZHCI, LLC	136,000
George A. Neighoff	72,800

The foregoing description of the November 2024 Conversion Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibits 10.4 and 10.5 and are incorporated herein by reference.

The KLR Holdings Agreement

On December 1, 2024, the Company entered into a Debt Conversion Agreement dated as of December 1, 2024 (the “KLR Holdings Agreement”), by and between the Company and KLR Holdings Inc. (“KLR”).

Pursuant to the KLR Holdings Agreement KLR has agreed to convert its debt instruments into 206,234 shares (the “KLR Conversion Shares”) of the Company’s Common Stock, at a conversion price of $1.25 per share (the “Conversion Price”) subject to adjustment, as set forth below.

Promptly after the date (the “Reset Date”) that is the earlier of (A) the date that is 90 days from the date of the agreement and (B) the date of the initial filing of this registration statement, KLR shall sell the KLR Conversion Shares, no more than 5% of shares to be sold per trading day over a 20 day period, (collectively, the “Sale Dates”). If, on the Sale Dates, KLR receives proceeds from the sale of the KLR Conversion Shares that are less than $257,792.50, then within fifteen (15) days after the Sale Date, the Company shall pay an additional amount in cash or other immediately available funds to KLR equal to the amount by which the proceeds received from the sale of the KLR Conversion Shares is less than $257,792.50.

On December 27, 2024, an aggregate of 206,234 shares of Company Common Stock were issued to KLR pursuant to the KLR Holdings Agreement.

The foregoing description of the KLR Holdings Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 10.6 and is incorporated herein by reference.

The Libertas Agreement

On September 24, 2024, the Company entered into a Debt Conversion Agreement dated as of September 24, 2024 (the “Libertas Agreement”), by and between the Company and Libertas Funding LLC (“Libertas”).

Pursuant to the Libertas Agreement Libertas has agreed to convert its debt instruments into up to an aggregate of 2,492,474 shares (the “Libertas Conversion Shares”) of the Company’s Common Stock, at a conversion price of $2.00 per share (the “Conversion Price”) subject to adjustment, as set forth below:

(A)	On the date that is eighteen (18) weeks from the date that this registration is declared effective (the “First Reset Date”), if the First Reset Price (as defined below) is less than $2.00 (each, as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events), then the Company shall, at Libertas’ election, either (i) issue to Libertas an additional number of shares of Common Stock equal to the quotient obtained by dividing (A) the product of (1) $2.00 less the First Reset Price and (2) the number of Libertas Conversion Shares held by Libertas as of the end of business on the First Reset Date by (B) the First Reset Price or (ii) pay to Libertas an amount equal to the product of (A) $2.00 less the First Reset Price and (B) the number of Libertas Conversion Shares held by Libertas as of the end of business on the First Reset Date.

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(B)	On the date that is thirty-six (36) weeks from the date that this registration statement is declared effective (the “Second Reset Date”) if the Second Reset Price (as defined below) is less than the First Reset Price (each, as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events), then the Company shall, at Libertas’ election, either (i) issue to Libertas an additional number of shares of Common Stock equal to the quotient obtained by dividing (A) the product of (1) the First Reset Price less the Second Reset Price and (2) the number of Conversion Shares held by Libertas as of the end of business on the Second Reset Date by (B) the Second Reset Price (such additional shares, the “Reset Shares”) or (ii) pay to Libertas an amount equal to the product of (A) the First Reset Price less the Second Reset Price and (B) the number of Conversion Shares held by Libertas as of the end of business on the Second Reset Date.

(C)	In addition, on the Second Reset Date, if the Second Reset Date Market Price (as defined below) is less than $1.25, then the Company shall pay to Libertas an amount equal to the product of (i) $1.25 less the Second Reset Date Market Price and (ii) the number of Conversion Shares (including without limitation any Reset Shares) held by the Holder as of the end of business on the Second Reset Date (the “Make-Whole Payment”), which Make-Whole Payment shall be paid by the Company to Libertas within thirty (30) days of the Second Reset Date.

“First Reset Price” means, with respect to one share of Common Stock, the greater of (A) the volume weighted average price of the Common Stock on the principal market for the Common Stock during the period beginning at 9:30:01 a.m., New York time and ending at 4:00:00 p.m. New York time over the five (5) trading days immediately preceding the First Reset Date and (B) $1.25.

“Second Reset Price” means, with respect to one share of Common Stock, the greater of (A) the volume weighted average price of the Common Stock on the principal market for the Common Stock during the period beginning at 9:30:01 a.m., New York time and ending at 4:00:00 p.m. New York time over the five (5) trading days immediately preceding the Second Reset Date (the “Second Reset Date Market Price”) and (B) $1.25.

On December 27, 2024, a total of 1,557,796 of the Libertas Conversion Shares were issued to Libertas pursuant to the Libertas Agreement.

The foregoing description of the Libertas Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 10.7 and is incorporated herein by reference.

The Services Agreements

On July 25, 2024, the Company entered into a Marketing Services Agreement (the “OTB Agreement”) with Outside the Box Capital Inc. (“OTB”) for certain marketing services, pursuant to which the Company agreed to issue to Outside Box Capital Inc. an aggregate of 150,000 shares (the “OTB Shares”) of Company Common Stock.

On December 1, 2024, the Company entered into Services Agreement (the “Khurshid Agreement”) with Jamal Khurshid, an individual (“Khurshid”), for certain introductory services, pursuant to which the Company agreed to issue to Mr. Khursid an aggregate of 35,000 shares (the “Khurshid Shares”) of Company Common Stock.

On December 1, 2024, the Company entered into Services Agreement (the “LU2 Agreement,” and together with the OTB Agreement and the Khurshid Agreement, the “Services Agreements”) with LU2 Holdings, LLC (“LU2,” and together with OTB and Khurshid, the “Suppliers”), for certain introductory services, pursuant to which the Company agreed to issue to LU2 Holdings, LLC an aggregate of 100,000 shares (the “LU2 Shares”, and together with the OTB Shares and the Khurshid Shares, the “Services Agreements Shares” ) of Company Common Stock.

On December 27, 2024, we issued all of the Services Agreements Shares to the Suppliers.

The foregoing description of the Services Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibits 10.8, 10.9 and 10.10 and are incorporated herein by reference.

The Roth Agreement

On July 16, 2024, the Company entered into a Capital Markets Advisory Agreement (the “Advisory Agreement”) with Roth Capital Partners LLC (the “Advisor”), pursuant to which the Company agreed to issue to Roth Capital Partners LLC an aggregate of 600,000 shares (the “Advisory Shares”) of Company Common Stock.

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On December 27, 2024, we issued all of the Advisory Shares to the Advisor.

The foregoing description of the Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 10.11 and is incorporated herein by reference.

The Green Energy Gains Agreements

On October 1, 2024, the Company entered into a Transfer Agreement (the “Srimulli Agreement”) with Srimulli Renewable LLC, (“Srimulli”) pursuant to which the Company agreed to transfer to Srimulli Renewable LLC and aggregate of 88,000 shares (the “Srimulli Shares”) of Company Common Stock., in connection with the Company’s acquisition of all of the issued and outstanding shares of common stock of Green Energy Gains Inc., a Massachusetts corporation (“Green Energy Gains”).

Also on October 1, 2024, the Company entered into a Transfer Agreement(the “Kendall Agreement” and together with the Srimulli Agreement, the “Green Energy Gains Agreements”) with Gregory Kendall, an individual, (“Kendall” and together with Srimulli, the “Sellers”) pursuant to which the Company agreed to transfer to Mr. Kendall and aggregate of 72,000 shares (the “Kendall Shares” and together with the Srimulli Shares, the “Green Energy Gains Shares”) of Company Common Stock., in connection with the Company’s acquisition of all of the issued and outstanding shares of common stock of Green Energy Gains.

On December 27, 2024, we issued all of the Green Energy Gains Shares to the Sellers.

The foregoing description of the Green Energy Gains Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibits 10.12 and 10.13 and are incorporated herein by reference.

The Benjamin Agreement

On October 2, 2024, the Company entered into a Settlement Agreement (the “Benjamin Agreement”) with Benjamin Securities, Inc. (“Benjamin”) pursuant to which the Company agreed to issue 125,000 shares (the “Benjamin Shares”) of Company Common Stock to Benjamin, in settlement of certain claims against the Company.

On October 8, 2024, we issued all 125,000 Benjamin Shares to Benjamin.

The foregoing description of the Benjamin Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 10.14 and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Note Conversion Agreement by and between the Company and Sree Nalla, an individual, dated as of September 12, 2024,
10.2	Note and Payable Conversion Agreement by and between the Company and IT Corpz Inc., dated as of September 24, 2024
10.3	Note Conversion Agreement by and between the Company and Monterrey Acquisition Sponsor LLC, dated as of September 24, 2024
10.4	Debt Conversion Agreement by and between the Company and MZHCI, LLC, dated as of November 13, 2024
10.5	Debt Conversion Agreement by and between the Company and George A. Neighoff, an individual, dated as of November 13, 2024
10.6	Debt Conversion Agreement by and between the Company and KLR Holdings Inc., dated as of December 1, 2024
10.7	Debt Conversion Agreement by and between the Company and Libertas Funding LLC, dated as of September 24, 2024
10.8	Marketing Services Agreement by and between the Company and Outside Box Capital Inc., dated as of July 25, 2024
10.9	Services Agreement by and between the Company and Jamal Khurshid, an individual, dated December 1, 2024
10.10	Services Agreement by and between the Company and LU2 Holdings, LLC, dated December 1, 2024
10.11	Capital Markets Advisory Agreement by and between the Company and Roth Capital Partners LLC, dated July 16, 2024
10.12	Transfer Agreement by and between the Company and Srimulli Renewable LLC, dated October 1, 2024
10.13	Transfer Agreement by and between the Company and Gregory Kendall, an individual, dated October 1, 2024
10.14	Settlement Agreement by and between the Company and Benjamin Securities, Inc., dated October 2, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 10, 2025

CONNECTM TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer